FGR P1 P2 05/19

SUPPLEMENT DATED MAY 1, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2019

OF

FRANKLIN GLOBAL REAL ESTATE VIP FUND
(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectuses are amended as follows:

I.              The “Fund Summary – Annual Fund Operating Expenses” table on page FGR-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management fees	1.05%
Distribution and service (12b-1) fees	None
Other expenses	0.10%
Total annual Fund operating expenses	1.15%
Fee waiver and/or expense reimbursement[1]	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.00%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II.             The “Fund Summary – Example” table on page FGR-S1 in the Fund’s Class 1 prospectus is replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$ 102	$ 350	$ 618	$ 1,384

III.           The “Fund Summary – Annual Fund Operating Expenses” table on page FGR-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management fees	1.05%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.10%
Total annual Fund operating expenses	1.40%
Fee waiver and/or expense reimbursement[1]	-0.15%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.25%

1. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until April 30, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

IV.           The “Fund Summary – Example” table on page FGR-S1 in the Fund’s Class 2 prospectus is replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$ 127	$ 428	$ 752	$ 1,667

Please keep this supplement with your prospectus for future reference.

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